UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period:  May 31, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Perimeter Small Cap Value Fund
Class I Shares – (PSCVX)

ANNUAL REPORT
May 31, 2013

Perimeter Small Cap Value Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Supplemental Information	21
Expense Example	23

This report and the financial statements contained herein are provided for the general information of the shareholders of the Perimeter Small Cap Value Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.Perimetercap.com

Dear Fellow Shareholder:

We are pleased to provide our first annual letter for the Perimeter Small Cap Value Fund (the “Fund”) including an overview of the market environment and commentary on Fund performance.  We appreciate your continued support.

Overview of Market Environment: July 1, 2012 - May 31, 2013

Over the past eleven (11) months, the U.S. market posted a strong absolute advance - up well over 20% against the backdrop of a steadily improving domestic economy.  The market ascended steeply from November 2012 through May 2013, creating a challenge to find new ideas and setting an expectation for a 5-7% correction in the near term.  The market also narrowed, meaning fewer stocks were posting new highs even as the market reached new highs.  This is typically a negative, near-term indicator and can make it difficult to outperform the broad market.  The U.S. consumer remained resilient, thanks to rising home prices and significantly lowered debt service obligation as a percent of disposable income due to persistently lower interest rates.

Looking back, the third quarter of 2012 (the Fund's first calendar quarter) was a difficult period for active managers.  A majority of developed countries globally battled industrial contractions, which was one of the primary reasons global cyclical stocks such as those found in Energy, Industrials and Metals & Mining underperformed for much of calendar year 2012.  The U.S. economy muddled through with anemic GDP growth and elevated unemployment; and despite corporate earnings being on relatively shaky ground, investors continue to bid up the price-to-earnings1 multiple paid for those earnings as the U.S. was the "least worst" investment globally.

The Fund was somewhat defensively positioned during the third quarter 2012, which will generally be the case, unless we feel very confident about the direction of the economy.  We prefer to rely on stock selection to drive performance.  Stock selection drove all of our outperformance in the quarter while sector allocation was a drag.  Sector and selection highlights include two (2) acquisitions in the Industrials sector. First, satellite imagery company GeoEye (GEOY) was acquired by competitor DigitalGlobe (DGI) after both companies recognized they will likely face challenges in future defense budgets and decided to join forces.  The second takeout was Engineering & Construction company Shaw Group (SHAW).  This was an under-loved company well positioned to benefit from EPA-enforced pollution control in the U.S. power generation market.  The company enjoyed a 70% acquisition premium by larger player, Chicago Bridge & Iron (CBI).  We had one smaller acquisition in the regional banking industry, Hudson City Bancorp (HCBK).  We were disappointed by the small premium as they essentially merged with Buffalo-based M&T Bank (MTB).

Up until mid-2012, the U.S. economic recovery had not yet begun to benefit from the housing recovery. Home expenditures, which include building and remodeling, have historically approximated 3% of U.S. GDP (source: Empirical Research Partners). By mid-year, these expenditures were estimated at 1%, leaving ample room for improvement and, ultimately, benefitting the economy overall.  While the recovery in home prices and new build activity are certainly regional, further price improvements can cause banks to feel better about housing collateral and likely relax lending standards further.  Mortgages would once again become an area of growth for banks, particularly the regional banks.  While loan growth had recently been more pronounced in commercial and industrial lending, mortgage production could be a powerful driver for regional bank earnings given strong secondary market conditions.  We believe there can be significant opportunity among banking stocks that are cheap, de-risked from a credit perspective and beginning to show signs of sustained earnings upside.

Moving into the fourth quarter of 2012, the U.S. presidential election certainly had an effect on both business owners and investor sentiment.  On balance, we witnessed business operators act more cautiously, as evidenced by the weak quarterly results, particularly on a revenue basis.  While we expected further choppiness, high quality companies with good business visibility signaled that order patterns would likely return to more normal levels post-election, regardless of the victor.  This explained why investors seemed to be looking through the weaker operating environment and continued to bid up the market.  Market participants also seem to expect the short-term fiscal issues to be kicked down the road into later in 2013.

The fourth quarter 2012 was a curious period where market participants turned their focus to the “Fiscal Cliff” debate.  In quite spectacular fashion, the market performed steadily, almost as though the political rhetoric was not on constant display.  More interesting (given the backdrop) was the outperformance of the more cyclical Industrials and Materials sectors and the underperformance of Health Care, Utilities and Consumer Staples.  Investor sentiment once again played a large role in stock and sector performance.

Financials were our best performing sector during the quarter from a stock selection perspective, followed by Health Care and Industrials.  We were pleased to record two more acquisitions during the quarter:  Metropolitan Health Networks (MDF), where we experienced a 170% gain over an 18-month holding period; and KBW (KBW) with a -5% return over a 12-month holding period.  On the negative side, we underperformed in the Energy and Consumer Discretionary sectors.  One of our largest holdings, Endeavour International (END) was especially disappointing, creating a headwind of over 100 basis points as they botched the closing of an important acquisition.

Moving into 2013, the first quarter displayed a surge of confidence by investors, as perceived threats such as the U.S. fiscal issues seemingly dissipated.  The market rose appreciably as price-to-earnings multiples expanded, while earnings estimates were generally flat to down for the market overall.  January was a particularly strong month for the market and our Fund more than participated in the rally, as we benefitted from strong stock selection.  Specifically, we saw three stocks appreciate more than 40% during the month: WMS Industries (WMS), U.S. Silica (SLCA) and ADA-ES (ADES).  However, in contrast to January, we struggled in February and March from a selection perspective.  Specific events at two (2) of our portfolio companies contributed to most of our underperformance.  Endeavour International (END) failed to complete a large well due to massive storm damage and Great Lakes Dock & Dredge (GLDD) announced an accounting irregularity.

As the second quarter 2013 began, the U.S. economy continued on a stable trajectory as evidenced by steady employment, manufacturing, construction and housing data. Global economic health remained slightly weaker, particularly in Europe and China.  Given this persistent global weakness, Perimeter's portfolio holdings with international exposure struggled to perform well, and as a result were sold during the quarter.  These include Walter Energy (WLT), Chemtura (CHMT) and Armstrong World Industries (AWI).  We feel strongly about investing in the U.S. and redeployed funds into our existing domestic holdings.  These include:  PGT Inc. (PGTI), a niche building products company, Destination XL (DXLG), a men’s specialty retailer, and Amerco (UHAL), a low cost truck rental company.

We are comfortable with a stable economic outlook but could become more defensive if we see an escalation in interest rates.  While we have no problem with a slow and steady increase in rates, we are concerned that sharply higher rates could constrain growth, particularly at the consumer level.  Oil has also been climbing steadily – now above $100 and could put upward pressure on gasoline prices if this level is sustained.  While we do not believe fundamentals support oil prices above $85, the geopolitical premium is back in the commodity price.  We are looking to add to our bank exposure.  While there are stock specific catalysts in each case, we feel good about the industry backdrop in the medium term.  A directional change in rates is critical for renewed enthusiasm in the group, particularly since it is significantly under-owned by the investment community.

We continue to seek the best risk/reward in the marketplace and remain optimistic about the equity markets in 2013 and beyond, barring an upward shock in interest rates.  To remain constructive, we would like to see the 10-year Treasury yield sustained below 2.5% for the remainder of the year.

As a reminder, Perimeter's investment approach seeks companies that have the ability to increase shareholder value through a strong and/or improving growth and profit profile rather than those companies that may simply be cheap.  Ideally, we are looking for a combination of this ability to create value AND are currently at a cheap valuation, since we believe those companies are primed for greater share price appreciation.  We aim to construct a diverse portfolio of companies generally exhibiting a combination of the following characteristics:

•           improving business fundamentals,
•           higher return on invested capital,
•           higher free cash flow,
•           attractive valuation and/or
•           higher growth prospects.

As these growth and profitability characteristics are realized, investors will assign higher stock prices/valuations to these companies, generating greater excess return to the overall portfolio.

Sincerely,
Perimeter Capital Management

1     Price-to-Earnings - A measure of the price paid or a share relative to the annual net income or profit earned by the firm per share.

Please note: Current and future portfolio holdings are subject to change and risk.

The Fund invests in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated.  Investments made in small capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory as well as more sensitivity to adverse conditions.  The Fund may invest in foreign securities which may be more volatile and less liquid due to currency fluctuation, political instability, social and economic risks.  Funds that invest in derivatives (futures, options, swaps) are subject to the risks of the underlying securities which may be more sensitive to changes in market conditions and may amplify risks.  The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.  The Fund may also invest in exchange-traded funds (ETFs), thus shareholders will bear additional costs and the ETF may not exactly replicate the performance it seeks to track.

Perimeter Small Cap Value Fund
FUND PERFORMANCE at May 31, 2013

This graph compares a hypothetical $1,000,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not possible to invest in an index.

Total Returns as of May 31, 2013

	3 Months	6 Months	Since Inception* (6/29/12)
Perimeter Small Cap Value Fund	5.58%	16.73%	24.26%
Russell 2000 Value Index	7.17%	19.69%	25.27%
*Cumulative.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  For performance current to most recent month-end, please call 1-800-970-2725.

Gross and net expense ratios for the Fund are 1.58% and 1.20%, respectively, which are the amounts stated in the current prospectus dated June 29, 2012.  The Advisor’s contractual agreement to waive its fees and/or absorb expenses is in effect until September 30, 2013.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 7 days of purchase will be charged 2.00% redemption fee.

Perimeter Small Cap Value Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2013

Number of Shares		Value
	COMMON STOCKS – 100.3%
	BASIC MATERIALS – 4.8%
413	Chemtura Corp.*	$9,470
586	Luxfer Holdings PLC - ADR	9,833
606	U.S. Silica Holdings, Inc.	13,387
		32,690
	COMMUNICATIONS – 4.6%
763	Allot Communications Ltd.*	9,423
847	Blucora, Inc.*	15,458
1,643	ShoreTel, Inc.*	6,638
		31,519
	CONSUMER, CYCLICAL – 11.6%
802	American Axle & Manufacturing Holdings, Inc.*	14,268
222	Arctic Cat, Inc.	10,410
1,506	Callaway Golf Co.	10,316
1,631	Destination XL Group, Inc.*	8,090
402	Select Comfort Corp.*	8,920
427	Skechers U.S.A., Inc. - Class A*	9,607
412	Titan International, Inc.	9,612
335	Vera Bradley, Inc.*	7,872
		79,095
	CONSUMER, NON-CYCLICAL – 14.7%
894	Akorn, Inc.*	12,990
669	AMN Healthcare Services, Inc.*	8,958
233	Cal-Maine Foods, Inc.	10,424
78	Centene Corp.*	3,861
1,398	Great Lakes Dredge & Dock Corp.	11,603
333	PHH Corp.*	6,713
588	Santarus, Inc.*	13,095
1,953	SunOpta, Inc.*	15,273
487	TrueBlue, Inc.*	11,464
123	WellCare Health Plans, Inc.*	6,413
		100,794
	DIVERSIFIED – 1.7%
537	Primoris Services Corp.	11,443

	ENERGY – 7.8%
257	Cloud Peak Energy, Inc.*	4,934
620	Flotek Industries, Inc.*	10,782
136	Geospace Technologies Corp.*	11,813
1,149	Key Energy Services, Inc.*	7,446
494	Ocean Rig UDW, Inc.*	8,601

Perimeter Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2013

Number of Shares		Value
	COMMON STOCKS (Continued)
	ENERGY (Continued)
589	Rex Energy Corp.*	$9,783
		53,359
	FINANCIAL – 29.6%
257	Agree Realty Corp. - REIT	8,566
1,097	ARMOUR Residential REIT, Inc. - REIT	5,660
674	Astoria Financial Corp.	6,646
1,001	Campus Crest Communities, Inc. - REIT	12,663
969	CapitalSource, Inc.	9,118
654	First Financial Bancorp	10,078
212	Greenhill & Co., Inc.	10,560
447	HomeStreet, Inc.	10,218
224	Iberiabank Corp.	11,545
439	Invesco Mortgage Capital, Inc. - REIT	8,187
223	Ocwen Financial Corp.*	9,540
177	ProAssurance Corp.	8,885
257	Protective Life Corp.	9,941
263	Ryman Hospitality Properties - REIT	10,062
211	SCBT Financial Corp.	10,561
345	Sterling Financial Corp.	7,804
304	Stifel Financial Corp.*	10,941
788	Susquehanna Bancshares, Inc.	9,464
768	Two Harbors Investment Corp. - REIT	8,471
441	Union First Market Bankshares Corp.	8,829
396	Walter Investment Management Corp.*	14,418
		202,157
	INDUSTRIAL – 16.2%
92	Amerco, Inc.	15,861
586	Berry Plastics Group, Inc.*	12,312
111	Chart Industries, Inc.*	10,798
369	Covanta Holding Corp.	7,546
360	Darling International, Inc.*	7,060
174	EnPro Industries, Inc.*	8,764
914	Jabil Circuit, Inc.	18,335
765	Orbotech Ltd.*	8,943
1,713	PGT, Inc.*	14,132
414	XPO Logistics, Inc.*	6,885
		110,636
	TECHNOLOGY – 5.2%
796	Acorn Energy, Inc.	7,045
801	Cypress Semiconductor Corp.	9,003
193	Interactive Intelligence Group, Inc.*	9,688

Perimeter Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2013

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
671	RADWARE Ltd.*	$10,092
		35,828
	UTILITIES – 4.1%
235	Avista Corp.	6,277
309	Empire District Electric Co.	6,715
244	Portland General Electric Co.	7,427
160	UNS Energy Corp.	7,501
		27,920

	TOTAL COMMON STOCKS (Cost $626,510)	685,441

	SHORT-TERM INVESTMENTS – 1.6%
11,204	Federated Treasury Obligations Fund, 0.01%	11,204

	SHORT-TERM INVESTMENTS (Cost $11,204)	11,204

	TOTAL INVESTMENTS – 101.9% (Cost $637,714)	696,645
	Liabilities in Excess of Other Assets – (1.9)%	(13,067)

	TOTAL NET ASSETS –100.0%	$683,578

ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust

* Non-income producing security.

See accompanying Notes to Financial Statements.

Perimeter Small Cap Value Fund
SUMMARY OF INVESTMENTS
As of May 31, 2013

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Basic Materials	4.8%
Communications	4.6%
Consumer, Cyclical	11.6%
Consumer, Non-cyclical	14.7%
Diversified	1.7%
Energy	7.8%
Financial	29.6%
Industrial	16.2%
Technology	5.2%
Utilities	4.1%
Total Common Stocks	100.3%
Short-Term Investments	1.6%
Total Investments	101.9%
Liabilities in Excess of Other Assets	(1.9)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Perimeter Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2013

Assets:
Investments, at value (cost $637,714)	$696,645
Receivables:
Investment securities sold	36,845
Dividends and interest	474
Advisor	15,688
Prepaid expenses	830
Prepaid offering costs	2,082
Total assets	752,564

Liabilities:
Payables:
Investment securities purchased	29,379
Shareholder Servicing fees (Note 7)	1
Auditing fees	16,023
Transfer agent fees and expenses	5,191
Fund accounting fees	4,062
Administration fees	3,660
Custody fees	3,110
Chief Compliance Officer fees	1,567
Trustees' fees and expenses	689
Accrued other expenses	5,304
Total liabilities	68,986

Net Assets	$683,578

Components of Net Assets:
Capital (par value of $0.01 per share with unlimited number of shares authorized)	$589,522
Accumulated net investment loss	(186)
Accumulated net realized gain on investments	35,311
Net unrealized appreciation on investments	58,931
Net Assets	$683,578

Number of shares issued and outstanding	30,359
Net asset value per share	$22.52

See accompanying Notes to Financial Statements.

Perimeter Small Cap Value Fund
STATEMENT OF OPERATIONS
For the Period June 29, 2012* through May 31, 2013

Investment Income:
Dividends (net of withholding taxes of $1)	$6,654
Interest	2
Total investment income	6,656

Expenses:
Offering costs	30,666
Transfer agent fees and expenses	28,153
Administration fees	28,110
Fund accounting fees	22,334
Auditing fees	16,023
Custody fees	15,447
Chief Compliance Officer fees	10,303
Legal fees	9,179
Trustees' fees and expenses	4,547
Shareholder reporting fees	3,225
Advisory fees	3,122
Miscellaneous	2,777
Insurance fees	740
Registration fees	345
Shareholder Servicing fees (Note 7)	1

Total expenses	174,972
Advisory fees waived	(3,122)
Other expenses absorbed	(167,682)
Net expenses	4,168
Net investment income	2,488

Realized and Unrealized Gain from Investments:
Net realized gain on investments	36,804
Net change in unrealized appreciation/depreciation on investments	58,931
Net realized and unrealized gain on investments	95,735

Net Increase in Net Assets from Operations	$98,223

* Commencement of operations.

See accompanying Notes to Financial Statements.

Perimeter Small Cap Value Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
June 29, 2012*
to May 31, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$2,488
Net realized gain on investments	36,804
Net change in unrealized appreciation/depreciation on investments	58,931
Net increase in net assets resulting from operations	98,223

Distributions to Shareholders:
From net investment income	(2,235)
From net realized gain	(2,027)
Total distributions to shareholders	(4,262)

Capital Transactions:
Net proceeds from shares sold	585,355
Reinvestment of distributions	4,262
Net increase from capital transactions	589,617

Total increase in net assets	683,578

Net Assets:
Beginning of period	-
End of period	$683,578

Accumulated net investment loss	$(186)

Capital Share Transactions:
Shares sold	30,139
Shares reinvested	220
Net increase from capital share transactions	30,359

* Commencement of operations.

See accompanying Notes to Financial Statements.

Perimeter Small Cap Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	June 29, 2012*
	to May 31, 2013
Net asset value, beginning of period	$18.29
Income from Investment Operations:
Net investment income1	0.14
Net realized and unrealized gain on investments	4.26
Total from investment operations	4.40

Less Distributions:
From net investment income	(0.09)
From net realized gain	(0.08)
Total distributions	(0.17)

Net asset value, end of period	$22.52

Total return2	24.26%	3

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$684

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	50.36%	4
After fees waived and expenses absorbed	1.20%	4
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	(48.44)%	4
After fees waived and expenses absorbed	0.72%	4
Portfolio turnover rate	165%	3

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

3	Not annualized.
4	Annualized.

 See accompanying Notes to Financial Statements.

Perimeter Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2013

Note 1 – Organization
Perimeter Small Cap Value Fund (the “Fund”) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek long-term capital appreciation.  The Fund commenced investment operations on June 29, 2012.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $32,748, which are amortized over a one‐year period from June 29, 2012 (commencement of operations).

Perimeter Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the period June 29, 2012 (commencement of operations) through May 31, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Perimeter Capital Management LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) to 1.20% of the Fund's average daily net assets.  This agreement is effective until September 30, 2013, and may be terminated by the Trust’s Board of Trustees.

For the period June 29, 2012 (commencement of operations) through May 31, 2013, the Advisor waived all of its advisory fees of $3,122 and other expenses absorbed of $167,682.  The Advisor may recover from the Fund fees

Perimeter Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At May 31, 2013, the amount of these potentially recoverable expenses was $170,804.  The Advisor may recapture all or a portion of this amount no later than May 31, 2016.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period June 29, 2012 (commencement of operations) through May 31, 2013, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period June 29, 2012 (commencement of operations) through May 31, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At May 31, 2013, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$637,703

Gross unrealized appreciation	69,705
Gross unrealized depreciation	(10,763)

Net unrealized appreciation on investments	$58,942

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended May 31, 2013, permanent differences in book and tax accounting have been reclassified to accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Gain/Loss	Accumulated Net Realized Gain/Loss
$(95)	$(439)	$534

Perimeter Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

As of May 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$35,233
Undistributed long-term capital gains	67
Accumulated earnings	$35,300
Accumulated capital and other losses	(186)
Unrealized appreciation on investments	58,942
Total accumulated earnings	$94,056

The tax character of the distribution paid during the fiscal year ended May 31, 2013 was as follows:

Distributions paid from:	2013
Ordinary income	$4,262
Net long term capital gains	-
Total taxable distributions	4,262
Total distributions paid	$4,262

As of May 31, 2013, the Fund had $186 of qualified late-year ordinary losses, which are deferred until fiscal year 2014 for tax purposes. Net late-year ordinary losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 7 days of purchase. For the period June 29, 2012 (commencement of operations) through May 31, 2013, the Fund received $0 in redemption fees.

Note 6 – Investment Transactions
For the period June 29, 2012 (commencement of operations) through May 31, 2013, purchases and sales of investments, excluding short-term investments, were $1,153,560 and $563,854, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period June 29, 2012 (commencement of operations) through May 31, 2013, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Perimeter Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of May 31, 2013, in valuing the Fund’s assets carried at fair value:

Perimeter Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$685,441	$-	$-	$685,441
Short-Term Investments	11,204	-	-	11,204
Total Investments	$696,645	$-	$-	$696,645

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Perimeter Small Cap Value Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of May 31, 2013, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period June 29, 2012 (commencement of operations) to May 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perimeter Small Cap Value Fund as of May 31, 2013, and the results of its operations, the changes in its net assets, and its financial highlights for the period June 29, 2012 to May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 29, 2013

Perimeter Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the period ended May 31, 2013, 10.82% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

For the period ended May  31, 2013, 9.44% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-800-970-2725.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (Born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012)	65	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	65	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	65	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	65	None
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	65	None

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present);	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present);	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998)
			N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present)	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Perimeter Small Cap Value Fund
EXPENSE EXAMPLE
For the Period Ended May 31, 2013 (Unaudited)

Expense Example
As a shareholder of the Perimeter Small Cap Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 12/1/12 to 5/31/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	12/1/12	5/31/13	12/1/12 – 5/31/13
Actual Performance	$ 1,000.00	$ 1,167.30	$ 6.49
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,019.02	$ 6.04

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).  The expense ratio reflects an expense waiver.  Assumes all dividends and distributions were reinvested.

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Perimeter Small Cap Value Fund
a series of the Investment Managers Series Trust

Investment Advisor
Perimeter Capital Management LLC
Six Concourse Parkway NE, Suite 3300
Atlanta, Georgia  30328

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine, 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Perimeter Small Cap Value Fund	PSCVX	461418 196

Privacy Principles of the Perimeter Small Cap Value Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Perimeter Small Cap Value Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at 800-970-2725, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at 800-970-2725, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund (toll-free) at 800-970-2725.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Perimeter Small Cap Value Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: 800-970-2725

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-885-8225.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2013	FYE 5/31/2012
Audit Fees	$13,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2013	FYE 5/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 5/31/2013	FYE 5/31/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	8/7/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	8/7/2013

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	8/7/2013